Exhibit 99
Accenture Names Manish Sharma as Chief Operating Officer;
Yusuf Tayob to Become Group Chief Executive—Operations
Current COO Jo Deblaere to retire after remarkable 38-year career at Accenture

NEW YORK; Jan. 31, 2022 — Accenture (NYSE: ACN) today announced changes to its executive leadership team, naming a new chief operating officer and a new group chief executive of its Operations service. Each of these leaders exemplify Accenture’s Leadership Essentials.

Manish Sharma has been named chief operating officer, effective March 1, 2022, with responsibility for leading the company’s business operations and executing business strategy, protecting the company’s people and infrastructure and ensuring operational excellence, which includes the ongoing digital transformation of Accenture. Sharma most recently served as group chief executive — Operations, overseeing a comprehensive intelligent operations portfolio. Sharma also led the development of Accenture’s SynOps platform, which orchestrates the optimal combination of human + machine talent, driven by AI, data and insights, to create an evolved, intelligent operating model to deliver targeted business outcomes. A strong advocate for inclusion and diversity, Sharma has played a key role in fostering gender equality in Operations. Sharma founded the Accenture Rural program, through which Accenture partners with small business process services firms in rural areas in India. He and his wife also have established a trust that focuses on children's education in India. Sharma is a 27-year veteran of Accenture and a member of the company’s Global Management Committee.

“Manish brings enormous expertise and extensive knowledge of what our clients need and how to digitally transform,” said Julie Sweet, chair and CEO of Accenture. “In his new role, Manish’s client centricity will continue to build our shared success with our clients as we help them transform every area of their businesses, and his commitment to inclusion and diversity will further strengthen our effort to create 360° Value for all our stakeholders.”

Jo Deblaere, who has served as chief operating officer since 2009, will continue in the position until March 1, 2022, and plans to retire on September 1, 2022, after a remarkable 38-year career at Accenture. Among his many accomplishments as COO, Deblaere led the evolution of Accenture’s corporate investment and acquisition strategy for a decade. He helped design and implement two major operating model transformations; led the digitization of Accenture, which is now over 95% in the cloud and uses leading cloud-based software applications in all parts of its enterprise; created the company’s information security function; and, he developed leading enterprise risk management and business continuity programs. In addition, he served as group chief executive of Europe. Deblaere was active with Junior Achievement for many years, chairing the Board of Directors of Junior Achievement Europe and serving as a board member. Most recently, Deblaere joined the board of a non-profit hospital in his hometown.

“I am deeply grateful for the tremendous impact that Jo has made in his nearly four decades at Accenture, and for the essential role he has played in our evolution during one of the most transformative periods in our history,” said Sweet. “I want to particularly recognize Jo’s critical contributions during the pandemic — his leadership in business resilience and in-depth knowledge of how Accenture operates helped us move quickly, provide our clients with seamless service, and protect our people.”

Yusuf Tayob has been named group chief executive — Operations, effective March 1, 2022. Currently, Tayob is market unit lead for the US Midwest. Before his current role, he ran the Accenture Salesforce Business Group, a team of Accenture people who lead complex digital transformations and, previously, led Accenture’s Northeast and Southeast business for the Communications, Media & Technology industries. During his career with Accenture, Tayob has worked with over 100 client organizations in over 20 countries, bringing extensive experience in business strategy, operating model change, business process optimization and large-scale technology implementation. He serves on the Board of Directors of the T. Howard Foundation, promoting diversity in media, entertainment and tech industries. Tayob is a member of Accenture’s Global Management Committee.

“Yusuf brings a broad, diverse set of experiences and skills to one of our most innovative services,” said Sweet. “As our clients continue to create the tech-enabled, future-ready enterprise, Yusuf will help us realize opportunities to build on our momentum in Operations, continue to diversify into new functional and industry services and bring together the full expertise of Accenture to innovate for our clients.”

Forward-Looking Statements
Except for the historical information and discussions contained herein, statements in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “positioned,” “outlook” and similar expressions are used to identify these forward-looking statements. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. These risks include, without limitation, risks that: the COVID-19 pandemic has impacted Accenture’s business and operations, and the extent to which it will continue to do so and its impact on the company’s future financial results are uncertain; Accenture’s results of operations have been, and may in the future be, adversely affected by volatile, negative or uncertain economic and political conditions and the effects of these conditions on the company’s clients’ businesses and levels of business activity; Accenture’s business depends on generating and maintaining ongoing, profitable client demand for the company’s services and solutions including through the adaptation and expansion of its services and solutions in response to ongoing changes in technology and offerings, and a significant reduction in such demand or an inability to respond to the evolving technological environment could materially affect the company’s results of operations; if Accenture is unable to match people and skills with client demand around the world and attract and retain professionals with strong leadership skills, the company’s business, the utilization rate of the company’s professionals and the company’s results of operations may be materially adversely affected; Accenture faces legal, reputational and financial risks from any failure to protect client and/or company data from security incidents or cyberattacks; the markets in which Accenture operates are highly competitive, and Accenture might not be able to compete effectively; Accenture’s ability to attract and retain business and employees may depend on its reputation in the marketplace; if Accenture does not successfully manage and develop its relationships with key alliance partners or fails to anticipate and establish new alliances in new technologies, the company’s results of operations could be adversely affected; Accenture’s profitability could materially suffer if the company is unable to obtain favorable pricing for its services and solutions, if the company is unable to remain competitive, if its cost-management strategies are unsuccessful or if it experiences delivery inefficiencies or fail to satisfy certain agreed-upon targets or specific service levels; changes in Accenture’s level of taxes, as well as audits, investigations and tax proceedings, or changes in tax laws or in their interpretation or enforcement, could have a material adverse effect on the company’s effective tax rate, results of operations, cash flows and financial condition; Accenture’s results of operations could be materially adversely affected by fluctuations in foreign currency exchange rates; changes to accounting standards or in the estimates and assumptions Accenture makes in connection with the preparation of its consolidated financial statements could adversely affect its financial results; Accenture might be unable to access additional capital on favorable terms or at all and if the company raises equity capital, it may dilute its shareholders’ ownership interest in the company; as a result of Accenture’s geographically diverse operations and its growth strategy to continue to expand in its key markets around the world, the company is more susceptible to certain risks; if Accenture is unable to manage the organizational challenges associated with its size, the company might be unable to achieve its business objectives; Accenture might not be successful at acquiring, investing in or integrating businesses, entering into joint ventures or divesting businesses; Accenture’s business could be materially adversely affected if the company incurs legal liability; Accenture’s global operations expose the company to numerous and sometimes conflicting legal and regulatory requirements; Accenture’s work with government clients exposes the company to additional risks inherent in the government contracting environment; if Accenture is unable to protect or enforce its intellectual property rights or if Accenture’s services or solutions infringe upon the intellectual property rights of others or the company loses its ability to utilize the intellectual property of others, its business could be adversely affected; Accenture’s results of operations and share price could be adversely affected if it is unable to maintain effective internal controls; Accenture may be subject to criticism and negative publicity related to its incorporation in Ireland; as well as the risks, uncertainties and other factors discussed under the “Risk Factors” heading in Accenture plc’s most recent Annual Report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission. Statements in this news release speak only as of the date they were made, and Accenture undertakes no duty to update any forward-looking statements made in this news release or to conform such statements to actual results or changes in Accenture’s expectations.

About Accenture
Accenture is a global professional services company with leading capabilities in digital, cloud and security. Combining unmatched experience and specialized skills across more than 40 industries, we offer Strategy and Consulting, Interactive, Technology and Operations services — all powered by the world’s largest network of Advanced Technology and Intelligent Operations centers. Our 674,000 people deliver on the promise of technology and human ingenuity every day, serving clients in more than 120 countries. We embrace the power of change to create value and shared success for our clients, people, shareholders, partners, and communities. Visit us at accenture.com.
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Contact:

Stacey Jones
Accenture
+1 (917) 452-6561
stacey.jones@accenture.com

Peter Soh
Accenture
+1 703 947 2571
peter.y.soh@accenture.com